Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven J. Gomo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of NetApp, Inc., on Form 10-Q for the quarterly period ended July 29, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of NetApp, Inc.

/s/ STEVEN J. GOMO
Steven J. Gomo
Executive Vice President of Finance and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Date: September 1, 2011